Exhibit 99(a)

THE LAZARD FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE LAZARD FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended (the “1940 Act”).

SECOND: By action of the Board of Directors of the Corporation pursuant to Section 2-105(c) of the Maryland General Corporation Law, the aggregate number of shares that the Corporation has authority to issue has been increased by three hundred million (300,000,000) unclassified shares of Common Stock, par value one tenth of one cent ($.001) per share, with an aggregate par value of three hundred thousand dollars ($300,000.00).

THIRD: The additional three hundred million (300,000,000) authorized shares resulting from the foregoing increase have been classified by the Board of Directors of the Corporation as (1) fifty million (50,000,000) shares of Institutional Common Stock of Lazard US Small Cap Equity Growth Portfolio, (2) fifty million (50,000,000) shares of Open Common Stock of Lazard US Small Cap Equity Growth Portfolio, (3) fifty million (50,000,000) shares of R6 Common Stock of Lazard US Small Cap Equity Growth Portfolio, (4) fifty million (50,000,000) shares of Institutional Common Stock of Lazard Master Alternatives Portfolio, (5) fifty million (50,000,000) shares of Open Common Stock of Lazard Master Alternatives Portfolio and (6) fifty million (50,000,000) shares of R6 Common Stock of Lazard Master Alternatives Portfolio.

FOURTH: The total number of shares of capital stock of all classes that the Corporation had authority to issue, immediately prior to the foregoing increase, is six billion (6,000,000,000), par value one tenth of one cent ($.001) per share, having an aggregate par value of six million dollars ($6,000,000.00), classified as shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each of the following Portfolios (each a “Portfolio”) as follows:

Portfolio	Shares Authorized

Lazard US Equity Concentrated Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Strategic Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	100,000,000
R6 Common Stock	50,000,000

Lazard US Mid Cap Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Portfolio	Shares Authorized

Lazard US Small-Mid Cap Equity Portfolio
Institutional Common Stock	150,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Fundamental Long/Short Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Portfolio
Institutional Common Stock	150,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Concentrated Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Select Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Strategic Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Small Cap Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Equity Select Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Strategic Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Listed Infrastructure Portfolio
Institutional Common Stock	50,000,000
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Portfolio	Shares Authorized

Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Core Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Equity Portfolio
Institutional Common Stock	700,000,000
Open Common Stock	200,000,000
R6 Common Stock	500,000,000

Lazard Developing Markets Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Equity Blend Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Debt Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Explorer Total Return Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Multi Asset Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Realty Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000
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Portfolio	Shares Authorized

Lazard US Realty Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Realty Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Corporate Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Short Duration Fixed Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Fixed Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Dynamic Multi Asset Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Capital Allocator Opportunistic Strategies Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Total	6,000,000,000

FIFTH: The total number of shares of capital stock of all classes that the Corporation has authority to issue, as classified herein, is six billion three hundred million (6,300,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of six million three hundred thousand dollars ($6,300,000.00), classified as shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each of the following Portfolios as follows:

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Portfolio	Shares Authorized

Lazard US Equity Concentrated Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Strategic Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	100,000,000
R6 Common Stock	50,000,000

Lazard US Small Cap Equity Growth Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Mid Cap Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Small-Mid Cap Equity Portfolio
Institutional Common Stock	150,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Fundamental Long/Short Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Portfolio
Institutional Common Stock	150,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Concentrated Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Equity Select Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard International Strategic Equity Portfolio
Institutional Common Stock	100,000,000
Open Common Stock	50,000,000
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Portfolio	Shares Authorized

R6 Common Stock	50,000,000

Lazard International Small Cap Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Equity Select Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Strategic Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Listed Infrastructure Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Core Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Equity Portfolio
Institutional Common Stock	700,000,000
Open Common Stock	200,000,000
R6 Common Stock	500,000,000

Lazard Developing Markets Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Equity Blend Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000
6

Portfolio	Shares Authorized

Lazard Emerging Markets Debt Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Explorer Total Return Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Emerging Markets Multi Asset Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Realty Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Realty Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Realty Equity Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Corporate Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard US Short Duration Fixed Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Global Fixed Income Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000

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Portfolio	Shares Authorized

R6 Common Stock	50,000,000

Lazard Global Dynamic Multi Asset Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Master Alternatives Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Lazard Capital Allocator Opportunistic Strategies Portfolio
Institutional Common Stock	50,000,000
Open Common Stock	50,000,000
R6 Common Stock	50,000,000

Total	6,300,000,000

SIXTH: The shares of Institutional Common Stock, Open Common Stock and R6 Common Stock of each Portfolio of the Corporation as classified immediately hereby (and all shares of Institutional Common Stock, Open Common Stock and R6 Common Stock, respectively, of any Portfolio issued after these Articles Supplementary become effective regardless of whether such shares are currently unissued or become unissued as a result of the subsequent redemption or repurchase by the Corporation of such shares) shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as previously set forth in the Charter with respect to any particular Portfolio and otherwise as set forth in Article FIFTH of the Corporation’s Charter and shall be subject to all provisions of the Corporation’s Charter relating to stock of the Corporation generally, and to the following:

(1)	As more fully set forth hereinafter, the assets and liabilities and the income and expenses of the Open Common Stock, Institutional Common Stock and R6 Common Stock of the Corporation shall be determined separately from each other and, accordingly, the net asset value, dividends and distributions payable to holders, and amounts distributable in the event of liquidation of the Corporation to holders of shares of the Corporation’s stock may vary from class to class. Except for these differences, and certain other differences hereinafter set forth, each class of the Corporation’s stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

(2)	Assets of the Corporation attributable to the Open Common Stock, the Institutional Common Stock and the R6 Common Stock of each Portfolio shall be invested in the same respective Portfolio.
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(3)	At such times (which may vary between and among the holders of Institutional Common Stock or R6 Common Stock of the Portfolios) as may be determined by the Board of Directors (or, with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the 1940 Act, applicable rules and regulations thereunder, and applicable rules and regulations of the Financial Industry Regulatory Authority, and reflected in the pertinent registration statement of the Corporation (the “Registration Statement”), certain of the shares of Institutional Common Stock or R6 Common Stock of each Portfolio may be automatically converted into shares of the Open Common Stock of the respective Portfolio, based on the relative net asset values of such classes at the time of conversion, subject to any conditions of conversion that may be imposed by the Board of Directors (or, with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Registration Statement.

(4)	Proceeds from the redemption of a share of Institutional Common Stock, Open Common Stock or R6 Common Stock of a Portfolio, including fractional shares, shall be reduced by the amount of any redemption fee, liquidation fee or other amount payable on such redemption as may be approved by the Board of Directors of the Corporation and reflected in the Registration Statement from time to time.

(5)	The dividends and distributions of investment income and capital gains with respect to each class of stock of the Corporation shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary between each class of stock of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, and expenses and liabilities of the Corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

(6)	Except as may otherwise be required by law, the holders of each class of stock of the Corporation shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of that particular class and (ii) no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that particular class.

SEVENTH: The Board of Directors of the Corporation has classified additional shares as provided herein under the authority contained in its Charter.

IN WITNESS WHEREOF, The Lazard Funds, Inc. has caused these Articles Supplementary to be signed as of July __, 2014 in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, and state that to the best of their knowledge, information and belief, all matters and

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facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects, and that this statement is made under the penalties of perjury.

THE LAZARD FUNDS, INC.

By:
Name: Nathan A. Paul
Title: Vice President

WITNESS:

Name: Tamar Goldstein
Title: Assistant Secretary
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